SCHEDULE 14A
               Information Required in Proxy Statement
Reg. Sec.240.14a.101.

                      SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                         (Amendment No.  )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec.240.14a-11(c) or Sec.240.14a-12


                        OCG Technology, Inc.
           ----------------------------------------------
          (Name of Registrant as Specified In Its Charter)


   ---------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.

[ ]  $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11.

     1)	Title of each class of securities to which transaction applies:


    	2)	Aggregate number of securities to which transaction applies:


    	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    	4)	Proposed maximum aggregate value of transaction:

    	5)	Total fee paid:

[ ]  Fee Paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    	1) Amount Previously Paid:
        ..................................................................

	    2) Form, Schedule or Registration No.:
        ..................................................................

     3) Filing Party:
 	      ..................................................................

    	4) Date Filed:
        ..................................................................


                              OCG TECHNOLOGY, INC.
                     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held June 23, 1998

To the Stockholders:

     Notice is hereby given that the Annual Meeting of the Stockholders of OCG Technology, Inc., a Delaware corporation (the "Company"), will be held at 410 Park Avenue, 5th Floor, New York, N.Y. 10022 on Tuesday, June 23, 1998 at 10:30 A.M. local time for the following purposes:

     1.   To elect six Directors.

     2. To ratify the appointment of Dalessio, Millner & Leben as auditors for the current fiscal year.

     3. To transact such other business as may properly come before the Annual Meeting.

     Pursuant to law and the By-laws of the Company, in lieu of closing its transfer books, the Board of Directors has fixed the close of business on May 6, 1998, as the record date for the determination of Stockholders of the Company entitled to notice of, and to vote their shares at, the Annual Meeting and any adjournment thereof.

     It is desired that as many Stockholders as practicable be represented at the meeting. Consequently, whether or not you plan to attend the meeting, Stockholders are requested by management to fill out, sign, and date and return the form of proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible.

     YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE THE AUTHORITY GRANTED THEREIN IS EXERCISED.

                                            By order of the Board of Directors

                                            Jeffrey P. Nelson, Secretary
Dated: May 26, 1998
       New York, New York

                           OCG TECHNOLOGY, INC.

                             PROXY STATEMENT

                                   for

                      ANNUAL MEETING OF STOCKHOLDERS

                        To Be Held June 23, 1998



     This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders of OCG Technology, Inc. (the "Company" or "OCG") to be held on Tuesday, June 23, 1998 at 10:30 A.M., local time, at 410 Park Avenue, 5th Floor, New York, N.Y. 10022, or any adjournment thereof. The solicitation of Proxies in the enclosed form is made on behalf of the Board of Directors of the Company. This Proxy Statement and accompanying form of Proxy are first being mailed to stockholders on or about May 26, 1998.

     Stockholders are requested to date, sign, and return the enclosed Proxy, as soon as possible, in the enclosed envelope, (which requires no postage if mailed in the United States), which will be voted FOR each of the proposals set forth herein, unless a contrary intent appears. A stockholder signing and returning a Proxy in the enclosed form has the power to revoke it by written notice received by the Secretary of the Company at any time before the exercise thereof, by submitting a subsequent Proxy or by attending the meeting and voting in person.

     Expenses of soliciting Proxies will be borne by the Company. Solicitation will be by mail except for any incidental solicitation by telephone, telegram and personal calls by directors, officers and other employees of the Company which will not involve furnishing additional written materials than those supplied herewith. The Company will also reimburse brokers and certain other persons for their charges and expenses in forwarding Proxy material.

     As of May 6, 1998, the record date for the determination of stockholders entitled to notice of, and to vote their shares at, the Annual Meeting and any adjournment thereof (the "Record Date"), the following shares of voting securities of the Company were outstanding: 29,833,724 shares of common stock, par value $.01 per share ("Common Stock") and 100,000 shares of Series E preferred stock, par value $.10 per share ("Series E Preferred").

     An Annual Report on Form 10-KSB, as amended, for the fiscal year ended June 30, 1997, containing financial and other information, accompanies this Proxy Statement.



                     DOCUMENTS INCORPORATED BY REFERENCE

     The following documents heretofore filed by the Company with the Securities and Exchange Commission are incorporated in this Proxy Statement by reference:

     1.   The Annual Report on Form 10-KSB for the fiscal year ended June
          30, 1997.

     2. The Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1997.

     3. The Quarterly Report on Form 10-QSB for the fiscal quarter ended December 31, 1997.

     4. The Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 1998.

     All documents and reports filed by the Company pursuant to Section 13(a), 13(c) 14 or 15 (d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Proxy Statement and prior to the date of the Annual Stockholders' Meeting shall be deemed to be incorporated by reference into this Proxy Statement and shall be deemed to be a part hereof from the respective date of filing of each such document or report. Any statement contained in a document or report incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     This Proxy Statement incorporates documents by reference which are not presented herein or delivered herewith. The Company will provide, without charge, to each person to whom a Proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Proxy statement incorporates). This includes information contained in documents filed subsequently to the date on which definitive copies of the Proxy statement are sent or given to security holders, up to the date of responding to the request. Such requests should be addressed to Edward C. Levine, President, OCG Technology, Inc., 450 West 31st Street, New York, New York 10001. Telephone: (212) 967-3079. In order to ensure delivery of the documents prior to the Annual Stockholders' Meeting, requests should be received by June 15, 1998.

                   PROPOSAL ONE:  ELECTION OF DIRECTORS

     The six persons, named below, have been nominated to serve as Directors of the Company until the next Annual Stockholders' Meeting, or until their successors are duly elected and qualify (the "Nominees"). It is the intention of those named on the enclosed form of Proxy, in all those instances where the Proxies indicate a vote in favor of the Nominees (or have no designated choices for directors), to vote all duly executed Proxies, unless authority is previously withdrawn, for the six Nominees. All six Nominees are currently serving as Directors. If, at the time of the Annual Meeting, any of the Nominees is not available to serve as a Director, the Proxies may be voted for a substitute Nominee designated by the Board of Directors ("the Board"). The Company does not have a standing Nominating Committee. Nominations for Board members are considered by the full Board.

                                 Nominees

     The six Nominees of management to serve as Directors of the Company, and further information concerning such Nominees, including other offices held and past business experience, are as follows:


Name                         Age     Position(s)                         Director Since
-----------------            ---     ---------------------------------   --------------
Erich W. Augustin            63      Treasurer/Chief Financial Officer       1995

Edward C. Levine             70      President/Chairman                      1973

Jeffrey P. Nelson            54      Secretary/Executive Vice President      1991

Jarema S. Rakoczy            52      Vice President                          1987

Wynne B. Stern, Jr., Esq.    64      Director                                1998

Louis E.Teichholz, M.D.      56      Director                                1998

     Erich W. Augustin has been a Director since September 1995 and its Chief Financial Officer since October 1995. From August 1991 through January 1995, at which time he retired, Mr. Augustin served as Senior Vice President and Chief Financial Officer of the Chase Manhattan Bank of Connecticut, N.A., with responsibility for all Treasury functions and financial activities, including accounting, audit, budget, planning, regulatory reporting and taxes. From January 1995 to June 30, 1995, Mr. Augustin served as a consultant to the same institution. Mr. Augustin served as Vice President and Director of Financial Accounting & Reporting of the Chase Manhattan Corporation and the Chase Manhattan Bank, N.A. from May 1976 through August 1991, responsible for worldwide financial accounting and reporting for Senior Management, Shareholders and Regulatory Agencies.

     Edward C. Levine has been a Director of the Company since 1973 and has been its President and Chairman of the Board since 1976. Mr. Levine is a member of the Bar of the State of New York.

     Jeffrey P. Nelson, has been a Director of the Company since November 1991, has been its Secretary since June 1992 and an Executive Vice President since November 1997. Mr. Nelson served as a Vice President, Asset Based Finance Division, of Marine Midland Bank, NA from December 1986 through 1990. Mr. Nelson was self-employed as a real estate financing consultant from January 1991 through November 1991.

     Jarema S. Rakoczy, has been a Director of the Company since August 1987, and has been a Vice President since March 1985. He has been with the Company since January, 1983. Mr. Rakoczy has been self-employed as a sales and marketing consultant since May of 1989. Mr. Rakoczy devotes all of his professional time to the Company's affairs. Mr. Rakoczy served as Eastern Manager at Hittman Medical Systems from September 1980 to December 1982; as Regional Sales Manager at American Optical Medical Division from February 1976 to September 1980; and as Vice President at Pratt Electronics from June 1968 to November 1974.

     Wynne B. Stern, Jr., Esq. has been a director of the Company since May 18, 1998. Mr. Stern is a member of the Bars of the States of New York and Florida. He has maintained an office for the practice of law in the City of New York since 1961.

     Louis Evan Teichholz, M.D., has been a director of the Company since May 18, 1998. Dr. Teichholz joined the Hackensack University Medical Center, Hackensack New Jersey, in January of 1996, and serves as both the Chief of Cardiology and as the Medical Director of Cardiac Services. Dr. Teichholz is also Clinical Professor of Medicine at the University of Medicine and Dentistry of New Jersey - New Jersey Medical School. In the five year period prior to joining the Hackensack University Medical Center, Dr. Teichholz served as Vice Chairman of the Department of Medicine and Associate Director of the Cardiovascular Institute of the Mount Sinai Medical Center, New York, New York. Dr. Teichholz was also a Professor of Medicine at the Mount Sinai School of Medicine.

     The affirmative vote of the holders of a plurality of the Company's Stock, who are present in person or represented by Proxy and are entitled to vote at the Annual Meeting, is required for the adoption of Proposal One.

     The Board recommends a vote FOR this proposal.

                    Meetings and Committees of the Board

     The Board met six times during the fiscal year ended June 30, 1997. Each Director attended at least 75% of those meetings during the period in which he was a member of the Board.

     During the year ended June 30, 1997, the Board did not have any standing audit, nominating or compensation committees, or committees performing similar functions. On May 18, 1998, a standing audit committee was formed comprised of three Directors, Erich W. Augustin, Chief Financial Officer of the Company, and the Company's two Independent Directors, Wynne B. Stern, Jr. and Louis Evan Teichholz.

Compensation of Directors

     There are no standard or other arrangements for compensating Directors. Directors currently serve without compensation.

Compensation of Officers

     The following table presents certain specific information regarding the compensation of the Chairman and President of the Company. The Chairman and President of the Company received no salary or bonus in the last three years other than the compensation set forth in the following table. No Officer of the Company had a total salary, bonus or other compensation exceeding $100,000.

                   Summary Compensation Table (Fiscal 1997)

                                       Fiscal Year Ended       Long-term Compensation
Name & Principal Position                   June 30,        Securities Underling Options
          (a)                                 (b)                     (g)
-------------------------              -----------------    ----------------------------
Edward C. Levine,                            1997                   350,000
   President and Chief                       1996                     -0-
    Executive Officer                        1995                    60,000  (1)
                                             1995                   250,000
_______________
Notes:     (1) These warrants were issued  in 1990.  In 1995, the exercise price of these warrants was reduced by the Company from $1.00 per share to
$.50 per share.

                       Option Grants in Last Fiscal Year

                    Number of Securities         % of Total Options/SARs     Exercise or
                        Underlying               Granted to Employees in     Base Price     Expiration
      Name          Options/SARs Granted              Fiscal Year             ($/Share)        Date
      (a)                   (b)                           (c)                    (d)            (e)
----------------    --------------------         -----------------------     -----------    ----------
Edward C. Levine          200,000                        12.37                  $1.09         7/25/99
                          150,000                         9.28                  $1.00         1/14/00


                Aggregated Option Exercises in Last Fiscal Year
                      and Fiscal Year End Option Values

The following table sets forth certain information regarding the exercise of stock Options during the fiscal year ended June 30, 1997 and the fiscal year ended value of unexercised options for the Company's named executive officers.

                         Shares             Value                                   Value of Unexercised
                      Acquired on          Realized     Number of Unexercised      In-the-money Options at
Name                    Exercise             ($)      Options at Fiscal Year-End     Fiscal Year End (1)
----------------      -----------          --------   --------------------------   -----------------------
Edward C. Levine          -0-                $0              750,000                      $188,000

Jeffrey P. Nelson       180,000              $0              700,000                      $205,000

Jarema S. Rakoczy        40,000              $0              310,000                      $117,000

Erich W. Augustin        20,000              $0              475,000                      $110,500
--------------
Notes:(1)  Calculated based on the excess of the closing market price of the
Company's Common Stock as reported on the NASDAQ Stock market on June 30, 1997
($0.75) over the option exercise price.

Security Ownership of Certain Beneficial Owners and Management

     The following table indicates as of May 18, 1998 the number of shares of the Company's Stock beneficially owned by (i) each Officer and Director, (ii) each 5% stockholder of the Company's Stock known to the Company, and (iii) all Officers and Directors as a group:

   Class             Name & Address of       Amount & Nature of          Percent of
                     Beneficial Owner        Beneficial Ownership          Class
-----------------    -----------------       --------------------        ----------
Common               Edward C. Levine         538,826 - Direct             1.81%
                     450 West 31st Street
                     New York, NY 10001

Common               Jeffrey P. Nelson        460,000 - Direct             1.54%
                     450 West 31st Street
                     New York, NY 10001

Common               Jarema S. Rakoczy        448,000 - Direct             1.50%
                     450 West 31st Street
                     New York, NY 10001

Common               Erich W. Augustin        231,000 - Direct              .77%
                     450 West 31st Street
                     New York, NY 10001

Common               Wynne B. Stern, Jr.      656,000 - Direct             2.20%
                     450 West 31st Street
                     New York, NY 10001

Common               Louis Evan Teichholz     296,000 - Direct              .99%
                     450 West 31st Street
                     New York, NY 10001

Common               All Directors and      2,629,826 - Direct             8.81%
                     Officers as a group
                     (6 persons)


                           Certain Transactions

     During April and May of 1995, for services rendered or to be rendered, the Company authorized the issuance of, and thereafter issued, warrants to purchase shares of its Common Stock as follows: Edward C. Levine, 250,000 warrants; Jeffrey P. Nelson, 200,000 warrants; Erich W. Augustin, 150,000 warrants; and Jarema S. Rakoczy, 100,000 warrants. In addition thereto, the Company extended the date for the exercise of outstanding warrants from November 1995 until November 1997: for Edward C. Levine for 300,000 warrants, for Jeffrey P. Nelson for 250,000 warrants, Erich W. Augustin, 75,000 warrants; and for Jarema S. Rakoczy for 150,000 warrants, and changed the exercise price for 60,000 warrants previously issued to Edward C. Levine expiring on June 30, 1997 from $1 per share to $.50 per share.

     On July 25, 1996, for services rendered or to be rendered, the Company authorized the issuance of, and thereafter issued, warrants to purchase shares of its Common Stock as follows: Edward C. Levine, 200,000 warrants; Jeffrey P. Nelson, 150,000 warrants; Erich W. Augustin, 150,000 warrants; and Jarema S. Rakoczy, 60,000 warrants.

     On January 15, 1997, for services rendered or to be rendered, the Company authorized the issuance of, and thereafter issued, warrants to purchase shares of its Common Stock as follows: Edward C. Levine, 150,000 warrants; Jeffrey P. Nelson, 100,000 warrants; and Erich W. Augustin, 100,000 warrants.

     On March 9, 1998, for services rendered or to be rendered, the Company authorized the issuance of, and thereafter issued, warrants to purchase shares of its Common Stock as follows: Edward C. Levine, 200,000 warrants; Jeffrey P. Nelson, 150,000 warrants; Erich W. Augustin, 150,000 warrants; and Jarema S. Rakoczy, 40,000 warrants.



                    PROPOSAL TWO:  RATIFICATION OF AUDITORS

      The firm of Dalessio, Millner & Leben has been appointed by management to be engaged as independent auditors to the Company. Dalessio, Millner & Leben has served as the Company's auditors since 1991. It is the intention of the persons named as Proxies in the enclosed form of Proxy to vote all duly executed Proxies for the appointment of Dalessio, Millner & Leben as auditors for the current fiscal year, unless the Proxy has been voted against appointment. If the appointment of Dalessio, Millner & Leben is not approved, or if that firm shall decline to act as the Company's auditors, or their employment is otherwise discontinued, the Board will appoint other independent auditors. Representatives of Dalessio, Millner & Leben are not expected to be present at the Annual Meeting, and therefore will not be available to answer questions.

        The Board recommends a vote FOR this proposal.


                               OTHER MATTERS

     The Board of the Company knows of no other business constituting a proper subject for action by Stockholders which will be presented for consideration at the Annual Meeting, other than the business set forth in this Proxy Statement. However, should any other business come before the meeting, the persons named as Proxies will vote in accordance with their best judgment.

     Proposals of Stockholders intended to be presented to the 1999 Annual Meeting of Stockholders must be received by the Secretary of the Company on or before September 1, 1998 to be considered for inclusion in the Proxy materials for that meeting. In addition, the By-laws of the Company contain requirements relating to the timing and content of the notice which Stockholders must provide to the Secretary of the Company for any matter to be properly presented at a Stockholders meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS
New York, New York
May 26, 1998


                           OCG TECHNOLOGY, INC.
               Proxy for Annual Meeting of Stockholders
        (This Proxy is solicited on behalf of the Board of Directors)

   The undersigned hereby appoints Edward C. Levine, Wynne B. Stern, Jr., and Michael G. Eckstein, severally, Proxies, with power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders to be held at 410 Park Avenue, 5th Floor, New York, N.Y. 10022 on Tuesday, June 23, 1998 at 10:30 A.M. local time and at any adjournment thereof.

   1. The election of Directors:
         FOR all nominees listed (except as written below) [ ]
         WITHHOLD AUTHORITY to vote for all nominees       [ ]

Edward C. Levine, Jeffrey P. Nelson, Jarema S. Rakoczy, Erich W. Augustin, Louis Evan Teichholz, M.D., Wynne B. Stern, Jr.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the following space:

____________________________________________________________________________

   2. To ratify the appointment of Dalessio, Millner & Leben as auditors for the current fiscal year.
       FOR [ ]            AGAINST [ ]            ABSTAIN [ ]

   Any such other business as may properly come before said meeting, hereby revoking any prior proxy or proxies.
                               (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)



         THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS IN THIS PROXY. IF NOT OTHERWISE SPECIFIED, THIS PROXY IS TO BE VOTED IN FAVOR OF THE NOMINEES FOR THE ELECTION OF DIRECTORS PROPOSED IN
ITEM I AND IN FAVOR OF ITEM 2.

                            Dated:...................................


                           Signed:...................................

                           Signed:...................................
                                  Executors, administrators, trustees, etc.
                                  should give full title. For joint accounts, each owner should sign. For corporate signatures, seal should he affixed.


    PLEASE RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.